UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2014

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On January 14, 2014, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired an office property consisting of two office buildings and 490,096 rentable square feet located on approximately 4.1 acres of land in Bellevue, Washington (the “Plaza Buildings”). The Company hereby amends the Form 8-K dated January 14, 2014 to provide the required financial information related to its acquisition of the Plaza Buildings.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: March 25, 2014	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Plaza Buildings for the year ended December 31, 2013, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Plaza Buildings for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of the Plaza Buildings. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California
March 25, 2014

PLAZA BUILDINGS
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013
(in thousands)

Revenues:
Rental income	$10,414
Parking revenue	1,709
Tenant reimbursements	814
Other revenue	476
Total revenues	13,413
Expenses:
Real estate taxes and insurance	1,100
Repairs and maintenance	894
General and administrative	866
Utilities	659
Cleaning	561
Security	195
Total expenses	4,275
Revenues over certain operating expenses	$9,138
See accompanying notes.

PLAZA BUILDINGS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2013

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On January 14, 2014, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, acquired an office property consisting of two office buildings and 490,096 rentable square feet located on approximately 4.1 acres of land in Bellevue, Washington (the “Plaza Buildings”) from Plaza Center Property LLC (the “Seller”). The Seller is not affiliated with KBS SOR or KBS Capital Advisors LLC, KBS SOR’s external advisor. The purchase price (net of closing credits) of the Plaza Buildings was $184.0 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Plaza Buildings are not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of the Plaza Buildings. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Plaza Buildings.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Plaza Buildings were acquired from an unaffiliated party and (ii) based on due diligence of the Plaza Buildings by KBS SOR, management is not aware of any material factors relating to the Plaza Buildings that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $0.8 million for the year ended December 31, 2013.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the year ended December 31, 2013. Actual results could differ materially from those estimates.

PLAZA BUILDINGS
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2013

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2013, the Plaza Buildings were 81% leased by 55 tenants. No tenant leases represented more than 10% of rental income for the year ended December 31, 2013.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2013, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in thousands):

2014	$10,069
2015	9,301
2016	8,002
2017	7,430
2018	6,307
Thereafter	12,383
$53,492

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased or is leased at a lower rental rate, the total amount of future minimum rent received by the Plaza Buildings will be reduced.
Environmental
The Plaza Buildings are subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Plaza Buildings’ financial condition and results of operations as of December 31, 2013.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on March 25, 2014.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2013, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for the year then ended and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2013 have been included in KBS SOR’s prior filings with the Securities and Exchange Commission (the “SEC”). In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the Plaza Buildings, which is included herein.
The unaudited pro forma balance sheet as of December 31, 2013 has been prepared to give effect to the acquisition of the Plaza Buildings, acquired January 14, 2014, as if the acquisition occurred on December 31, 2013.
The unaudited pro forma statement of operations for the year ended December 31, 2013 has been prepared to give effect to the acquisition of the Plaza Buildings as if the acquisition occurred on January 1, 2013.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Plaza Buildings been consummated as of January 1, 2013. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments		Pro Forma Total
	KBS Strategic Opportunity REIT Historical (a)	Plaza Buildings (b)
Assets
Real estate held for investment, net	$638,159	$186,196	(c)	$824,355
Real estate loan receivable, net	21,893	—		21,893
Real estate securities	333	—		333
Total real estate and real estate-related investments, net	660,385	186,196		846,581
Cash and cash equivalents	57,996	(54,807)		3,189
Investments in unconsolidated joint ventures	16,338	—		16,338
Rents and other receivables, net	8,603	—		8,603
Above-market leases, net	2,935	196	(c)	3,131
Prepaid expenses and other assets	29,881	1,706	(d)	31,587
Total assets	$776,138	$133,291		$909,429
Liabilities and equity
Notes and bond payable, net	$257,420	$133,000		$390,420
Accounts payable and accrued liabilities	15,558	—		15,558
Below-market leases, net	4,420	2,392	(c)	6,812
Other liabilities	6,481	—		6,481
Total liabilities	283,879	135,392		419,271
Commitments and contingencies
Redeemable common stock	17,573	—		17,573
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 59,619,000 shares issued and outstanding	596	—		596
Additional paid-in capital	512,036	—		512,036
Cumulative distributions and net losses	(52,801)	(2,101)	(e)	(54,902)
Accumulated other comprehensive loss	(9)	—		(9)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	459,822	(2,101)		457,721
Noncontrolling interests	14,864	—		14,864
Total equity	474,686	(2,101)		472,585
Total liabilities and equity	$776,138	$133,291		$909,429

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2013

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K as of December 31, 2013.

(b)
Represents the acquisition of the Plaza Buildings. The purchase price (net of closing credits) of the Plaza Buildings was $184.0 million plus closing costs. This amount was funded with proceeds from a $111.0 million three-year mortgage loan (of which $108.0 million was funded at closing), a $30.0 million three-year mezzanine loan (of which $25.0 million was funded at closing) and cash on hand.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below‑market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d) Represents loan fees incurred in conjunction with the financing of the Plaza Buildings.

(e)	Represents direct and incremental acquisition costs related to the Plaza Buildings which are not reflected in KBS SOR’s historical balance sheet.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Plaza Buildings		Pro Forma Total
Revenues:
Rental income	$46,191	$10,673	(b)	$56,864
Tenant reimbursements	9,964	814	(c)	10,778
Interest income from real estate loans receivable	10,276	—		10,276
Interest income from real estate securities	91	—		91
Other operating income	1,974	2,185	(d)	4,159
Total revenues	68,496	13,672		82,168
Expenses:
Operating, maintenance, and management	22,804	3,175	(e)	25,979
Real estate taxes and insurance	9,282	1,100	(f)	10,382
Asset management fees to affiliate	4,068	1,396	(g)	5,464
Real estate acquisition fees to affiliate	2,784	—		2,784
Real estate acquisition fees and expenses	1,218	—		1,218
General and administrative expenses	3,160	—		3,160
Depreciation and amortization	28,677	5,443	(h)	34,120
Interest expense	2,706	4,839	(i)	7,545
Impairment charges on real estate held for investment	1,433	—		1,433
Total expenses	76,132	15,953		92,085
Other income (loss):
Other interest income	62	—		62
Income from unconsolidated joint venture	95	—		95
Equity in loss of unconsolidated joint venture	(146)	—		(146)
Gain on foreclosure of real estate loan receivable	7,473	—		7,473
Total other income, net	7,484	—		7,484
Loss from continuing operations	(152)	(2,281)		(2,433)
Discontinued operations:
Gain on sale of real estate, net	13,108	—		13,108
Loss from discontinued operations	(1,367)	—		(1,367)
Total income from discontinued operations	11,741	—		11,741
Net income (loss)	11,589	(2,281)		9,308
Net income attributable to noncontrolling interests	(96)	—		(96)
Net income (loss) attributable to common stockholders	$11,493	$(2,281)		$9,212
Basic and diluted income (loss) per common share:
Continuing operations	$—			$(0.04)
Discontinued operations	0.20			0.20
Net income per common share	$0.20			$0.16
Weighted-average number of common shares outstanding, basic and diluted	58,359,568			58,359,568

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above‑market lease assets and below-market lease liabilities, for the year ended December 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013, based on historical operations of the previous owner.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2013. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight‑line method over the life of the lease, including any below-market renewal periods.

(i)
Represents interest expense and loan fee amortization (not reflected in the historical statement of operations of KBS SOR) incurred on a $111.0 million mortgage loan (of which $108.0 million was funded at closing), which bears interest at a rate of 190 basis points over one-month LIBOR and matures on January 14, 2017, and a $30.0 million mezzanine loan (of which $25.0 million was funded at closing), which bears interest at a rate of 785 basis points over one-month LIBOR and matures on January 14, 2017.